Exhibit 99.1

Contacts:	Debbie O'Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+ 1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com

INFORMATICA REPORTS RECORD QUARTERLY REVENUES OF $276.0 MILLION AND RECORD ANNUAL REVENUES OF $948.2 MILLION
Achieves 19 Percent Software Revenue Growth and 18 Percent Total Revenue Growth In Fourth Quarter

•	Record fourth quarter software revenues of $134.6 million, up 19 percent year-over-year

•	Record fourth quarter total revenues of $276.0 million, up 18 percent year-over-year

•	Fourth quarter GAAP earnings per diluted share of $0.36 and record non-GAAP earnings per diluted share of $0.49

•	Annual GAAP earnings per diluted share of $0.78 and record non-GAAP earnings per diluted share of $1.44

•	Record deferred revenues of $298.1 million
REDWOOD CITY, Calif., January 23, 2014 - Informatica Corporation (Nasdaq:INFA), the world's number one independent provider of data integration software, today announced financial results for the fourth quarter and year ended December 31, 2013.
“Our 2013 results demonstrate increasing customer demand and improved operational discipline,” said Sohaib Abbasi, chairman and chief executive officer, Informatica. “Informatica is well-positioned for sustained growth by maintaining our singular focus and by continuing to innovate for key technology mega-trends that are elevating the role of our technology platform.”
Financial Highlights for the Fourth Quarter and Year Ended December 31, 2013
Total revenues for the fourth quarter of 2013 were $276.0 million, an increase of 18 percent from $234.7 million in the fourth quarter of 2012. Software revenues were $134.6 million, an increase of 19 percent from $112.8 million in the fourth quarter of 2012. Within software revenues, license revenues were $120.8 million, up 16 percent year-over-year, and subscription revenues were $13.7 million, up 57 percent year-over-year.
Income from operations for the fourth quarter of 2013, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $61.0 million, up 37 percent from $44.6 million in the fourth quarter of 2012.
GAAP net income for the fourth quarter of 2013 was $39.9 million, up 28 percent from $31.1 million in the fourth quarter of 2012, and GAAP net income per diluted share was $0.36, up 29 percent from $0.28 per diluted share in the fourth quarter of 2012.

Non-GAAP income from operations for the fourth quarter of 2013 was $81.2 million, up 26 percent from $64.7 million in the fourth quarter of 2012. Non-GAAP net income for the fourth quarter of 2013 was $54.8 million, up 21 percent from $45.2 million in the fourth quarter of 2012 and non-GAAP net income per diluted share was $0.49, up 20 percent from $0.41 per diluted share in the fourth quarter of 2012. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructuring and facility lease termination costs, building operating expenses related to the headquarters move, acquisition and other charges, acquisition integration-related tax expenses, and share-based compensation. A reconciliation of GAAP results to non-GAAP results is included below.
For the year ended December 31, 2013, total revenues were $948.2 million, up 17 percent from $811.6 million in 2012. Software revenues for the year ended December 31, 2013 were $413.7 million, up 18 percent from $350.2 million in 2012. Within software revenues, license revenues were $367.1 million, up 14 percent year-over-year, and subscription revenues were $46.7 million, up 60 percent year-over-year. GAAP income from operations for the year ended December 31, 2013 was $138.9 million, up 2 percent from $136.0 million in 2012. GAAP net income for the year ended December 31, 2013 was $86.4 million, compared to $93.2 million in 2012, and GAAP net income per diluted share was $0.78, compared to $0.83 per diluted share in 2012. Non-GAAP income from operations for the year ended December 31, 2013 was $233.0 million, up 10 percent from $212.3 million in 2012. Non-GAAP net income for the year ended December 31, 2013 was $160.7 million, up 9 percent from $147.1 million in 2012 and non-GAAP net income per diluted share was $1.44, up 10 percent from $1.31 per diluted share in 2012.
Additional Highlights Achieved Since October 2013:

•
Announced Informatica Vibe Data Stream for Machine Data. Informatica Vibe Data Stream delivers high-performance data streaming technology to capture ultra-high volumes of high-velocity machine data such as sensor data, weblog data, application log data and call detail record data.

•	Announced Informatica Dynamic Data Masking support for Hadoop. Informatica Dynamic Data Masking delivers policy-based data security for Hadoop and addresses big data security concerns.

•
Announced Informatica Cloud Winter 2014. Informatica Cloud Winter 2014 delivers advances in the areas of Cloud Data, Process Integration, Cloud Master Data Management (MDM), Cloud Test Data Management (TDM) and Cloud Connectors for hybrid IT.

•
Announced partnership with Cloudera. A joint solution for data warehouse optimization lowers costs and provides an enterprise-ready data platform that scales to meet the data storage and processing requirements for big data projects.

•
Positioned in the visionary quadrant in Gartner’s 2013 Magic Quadrant report for Master Data Management (MDM) of Product Data Solutions. The Gartner report states that Informatica MDM advanced in “completeness of vision” and “ability to execute on that vision.”

•
Positioned in the leaders quadrant in Gartner’s 2013 Magic Quadrant report for Data Masking Technology. The Gartner report recommends that enterprises “make data masking technologies and best practices an integral part of the enterprise’s software life cycle and data management processes.”

•
Achieved top marks in customer loyalty for data integration, for the eighth consecutive year. According to the 2013 Data Integration Customer Satisfaction Survey conducted by independent research firm TNS, Informatica led the competitive field in total performance, with the most favorable scores for overall quality of products, product reliability and meeting customer needs for support, professional services and education/training.

•
Approved additional $100 million stock repurchase authorization. Informatica’s Board of Directors has approved an additional $100 million to augment the existing authorization under the company’s common stock repurchase program.

Reclassifications
During the first quarter of 2013, Informatica performed a review of the presentation of certain of the company's revenue categories and adopted a revised presentation, which Informatica believes more accurately reflects the company's evolving product and service offerings. A change was made to rename other revenues to subscription revenues and to present subscription revenues and license revenues as software revenues. Other revenues were previously presented in services revenues. A corresponding change was made to present cost of license revenues and cost of other revenues as cost of software revenues. This change in presentation will not affect total revenues, total cost of revenues or total gross margin. Conforming changes have been made for all prior periods presented.
Conference Call and Webcast
Informatica will discuss its fourth quarter and full year 2013 results on a conference call today beginning at 2:00 p.m. PT. The live conference call can be accessed at http://www.informatica.com/investor or by dialing 888-895-3521, reservation number 25900440. A replay of the call will also be available by dialing 404-537-3406, reservation number 25900440.
About Informatica
Informatica Corporation (Nasdaq:INFA) is the world's number one independent provider of data integration software. Organizations around the world rely on Informatica to realize their information potential and drive top business imperatives. Informatica Vibe, the industry’s first and only embeddable virtual data machine (VDM), powers the unique “Map Once. Deploy Anywhere.” capabilities of the Informatica Platform. Worldwide, over 5,000 enterprises depend on Informatica to fully leverage their information assets from devices to mobile to social to big data residing on-premise, in the Cloud and across social networks. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica's condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making and as a means to evaluate period to period comparisons. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica's performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica's industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies' operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods. There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees' compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements, including those related to our long term growth opportunities. Such statements involve risks and uncertainties and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to competition with larger companies that have longer operating histories or greater financial, technical, marketing and other resources; sales execution; and uncertainty in the state of IT spending and the growth of the market for data integration solutions. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of January 23, 2014 and Informatica undertakes no duty to update this information.
###
Note: Informatica, Informatica Vibe, Informatica Platform, Informatica Vibe Data Stream, Informatica Data Masking, Informatica Dynamic Data Masking, Informatica Cloud and Informatica Master Data Management, are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)
Revenues:
Software	$134,578	$112,828	$413,738	$350,175
Service	141,460	121,913	534,433	461,396
Total revenues	276,038	234,741	948,171	811,571
Cost of revenues:
Software	2,485	2,065	9,838	7,844
Service	39,422	32,603	149,136	122,798
Amortization of acquired technology	5,337	5,816	22,307	21,980
Total cost of revenues	47,244	40,484	181,281	152,622
Gross profit	228,794	194,257	766,890	658,949
Operating expenses:
Research and development	42,517	38,046	165,875	143,607
Sales and marketing	106,588	92,067	374,315	305,682
General and administrative	16,814	17,247	77,641	63,616
Amortization of intangible assets	1,848	1,888	7,729	6,578
Facilities restructuring and facility lease termination costs	—	—	—	710
Acquisitions and other charges	—	408	2,467	2,797
Total operating expenses	167,767	149,656	628,027	522,990
Income from operations	61,027	44,601	138,863	135,959
Interest and other income, net	394	102	1,859	1,808
Income before income taxes	61,421	44,703	140,722	137,767
Income tax provision	21,503	13,637	54,327	44,585
Net income	$39,918	$31,066	$86,395	$93,182
Net income per share:
Basic	$0.37	$0.29	$0.80	$0.86
Diluted	$0.36	$0.28	$0.78	$0.83
Shares used in per share calculation:
Basic	108,462	107,627	108,146	107,874
Diluted	111,457	110,802	111,394	112,089

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,
	2013	2012
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$297,818	$190,127
Short-term investments	379,616	345,478
Accounts receivable, net of allowances of $4,135 and $5,460, respectively	204,374	171,893
Deferred tax assets	32,898	23,350
Prepaid expenses and other current assets	34,541	29,396
Total current assets	949,247	760,244
Property and equipment, net	157,308	145,474
Goodwill and intangible assets, net	564,767	577,381
Long-term deferred tax assets	44,865	24,087
Other assets	6,834	5,031
Total assets	$1,723,021	$1,512,217
Liabilities and Equity
Current liabilities:
Accounts payable and other current liabilities	$144,493	$128,742
Income taxes payable	14,184	—
Deferred revenues	285,184	241,968
Total current liabilities	443,861	370,710
Long-term deferred revenues	12,938	8,807
Long-term deferred tax liabilities	44	2,523
Long-term income taxes payable	29,878	21,195
Other liabilities	550	3,459
Total liabilities	487,271	406,694
Equity:
Total Informatica Corporation stockholders' equity	1,235,750	1,103,105
Noncontrolling interest	—	2,418
Total equity	1,235,750	1,105,523
Total liabilities and equity	$1,723,021	$1,512,217

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2013	2012
	(unaudited)
Operating activities:
Net income	$86,395	$93,182
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,978	12,284
Share-based compensation	57,204	42,803
Deferred income taxes	(24,067)	(4,651)
Tax benefits from share-based compensation	26,082	16,463
Excess tax benefits from share-based compensation	(27,495)	(17,021)
Amortization of intangible assets and acquired technology	30,036	28,558
Other operating activities, net	(352)	(854)
Changes in operating assets and liabilities:
Accounts receivable	(32,009)	8,723
Prepaid expenses and other assets	418	10,593
Accounts payable and accrued liabilities	13,839	(2,282)
Income taxes payable	9,596	1,553
Accrued facilities restructuring charges	—	(23,977)
Deferred revenues	46,525	35,127
Net cash provided by operating activities	201,150	200,501
Investing activities:
Purchases of property and equipment	(26,508)	(141,610)
Purchases of investments	(367,584)	(266,088)
Investment in equity interest, net	(2,001)	(257)
Maturities and sales of investments	332,517	208,399
Business acquisitions, net of cash acquired	(7,464)	(90,542)
Purchase of developed technology	(400)	—
Net cash used in investing activities	(71,440)	(290,098)
Financing activities:
Net proceeds from issuance of common stock	58,669	41,351
Repurchases and retirement of common stock	(92,068)	(80,983)
Withholding taxes related to restricted stock units net share settlement	(7,342)	(6,686)
Payment of contingent consideration	(4,170)	(8,050)
Excess tax benefits from share-based compensation	27,495	17,021
Purchase of acquiree stock and noncontrolling interest	(6,365)	(437)
Net cash used in financing activities	(23,781)	(37,784)
Effect of foreign exchange rate changes on cash and cash equivalents	1,762	673
Net increase (decrease) in cash and cash equivalents	107,691	(126,708)
Cash and cash equivalents at beginning of the year	190,127	316,835
Cash and cash equivalents at end of the year	$297,818	$190,127

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Total revenues	$276,038	$234,741	$948,171	$811,571

Operating income:

GAAP operating income	$61,027	$44,601	$138,863	$135,959

Percentage of GAAP operating income to total revenues	22%	19%	15%	17%

Plus:
Amortization of acquired technology - Cost of revenues	5,337	5,816	22,307	21,980
Amortization of intangible assets - Operating expenses	1,848	1,888	7,729	6,578
Facilities restructuring and facility lease termination costs - Operating expenses	—	—	—	710
Building operating expense - Operating expenses (1)	—	731	4,409	1,502
Acquisitions and other charges - Operating expenses	—	408	2,467	2,797
Share-based compensation - Cost of revenues and Operating expenses (2)	12,956	11,220	57,204	42,803
Non-GAAP operating income	$81,168	$64,664	$232,979	$212,329

Percentage of Non-GAAP operating income to total revenues	29%	28%	25%	26%

Net income:

GAAP net income	$39,918	$31,066	$86,395	$93,182

Plus:
Amortization of acquired technology - Cost of revenues	5,337	5,816	22,307	21,980
Amortization of intangible assets - Operating expenses	1,848	1,888	7,729	6,578
Facilities restructuring and facility lease termination costs - Operating expenses	—	—	—	710
Building operating expense - Operating expenses (1)	—	731	4,409	1,502
Acquisitions and other charges - Operating expenses	—	408	2,467	2,797
Share-based compensation - Cost of revenues and Operating expenses (2)	12,956	11,220	57,204	42,803
Income tax adjustments	(5,302)	(5,911)	(19,765)	(22,407)
Non-GAAP net income	$54,757	$45,218	$160,746	$147,145

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Diluted net income per share:

Diluted GAAP net income per share	$0.36	$0.28	$0.78	$0.83
Plus:
Amortization of acquired technology	0.05	0.05	0.20	0.20
Amortization of intangible assets	0.02	0.02	0.07	0.06
Facilities restructuring and facility lease termination costs	—	—	—	0.01
Building operating expense (1)	—	0.01	0.04	0.01
Acquisitions and other charges	—	—	0.02	0.02
Share-based compensation (2)	0.11	0.10	0.51	0.38
Income tax adjustments	(0.05)	(0.05)	(0.18)	(0.20)
Diluted Non-GAAP net income per share	$0.49	$0.41	$1.44	$1.31

Shares used in computing diluted Non-GAAP net income per share	111,457	110,802	111,394	112,089
________________

(1)
Represents expense from operating current headquarters buildings purchased in February 2012 prior to occupancy in September 2013 by Informatica, and expense from operating former headquarters buildings subsequent to the occupancy of current headquarters in September 2013. The Company previously reported the expense for the current headquarters buildings in periods prior to the purchase as a part of “Facilities restructuring charges (benefit) - Operating expenses.”

(2)	The allocation of the share-based compensation is as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Cost of service revenues	$1,479	$1,178	$5,525	$4,349
Operating expenses:
Research and development	4,237	4,095	19,002	14,919
Sales and marketing	3,946	3,440	19,323	13,518
General and administrative	3,294	2,507	13,354	10,017
Total share-based compensation	$12,956	$11,220	$57,204	$42,803